SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2005

American Seafoods Group LLC

(Exact name of registrant as specified in its charter)

Delaware	333-90436	22-3702647
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Market Place Tower 2025 First Avenue

Suite 1200 Seattle, Washington 98121

(Address of principal executive office)

(206) 374-1515

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.1, but only furnished pursuant to Item 2.02 of this report and incorporated herein by reference, is the Company’s press release dated May 12, 2005 announcing the Company’s earnings for the three months ended March 31, 2005. This current report on Form 8-K contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the press release.

ITEM 9.01(C) EXHIBITS

Exhibit 99.1	ASG Consolidated LLC’s and American Seafoods Group LLC’s press release dated May 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 12, 2005	American Seafoods Group LLC

	By:	/s/ Brad Bodenman
Brad Bodenman
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	ASG Consolidated LLC’s and American Seafoods Group LLC’s press release dated May 12, 2005.